UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2022

RVL Pharmaceuticals plc

(Exact name of registrant as specified in its charter)

Ireland	001-38709	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (908) 809-1300

Osmotica Pharmaceuticals plc

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	RVLP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following the extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of RVL Pharmaceuticals plc, formerly Osmotica Pharmaceuticals plc (the “Company”), held on January 14, 2022, the results of which are summarized in Item 5.07 below, the Company has applied for, and received, a Certificate of Registration on Change of Name (the “Name Change Certificate”) from the Irish Companies Registration Office. The Name Change Certificate changed the name of the Company from “Osmotica Pharmaceuticals plc” to “RVL Pharmaceuticals plc”, effective as of January 17, 2022. Consequent amendments to the Company’s Constitution, reflecting the name change, have been made and filed with the Irish Companies Registration Office (the “Constitution Amendment”).

The foregoing summary description of the Constitution Amendment is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, the Company’s shareholders approved the proposal to change the Company’s name from Osmotica Pharmaceuticals plc to RVL Pharmaceuticals plc, based on the following votes:

For	Against	Abstain
47,809,014	1,635,376	60,268

Item 8.01	Other Events

In connection with the Company’s name change, the Company’s ordinary shares will continue trading on the Nasdaq Global Select Market under the new ticker symbol, RVLP, effective January 19, 2022. The Company’s CUSIP number will not change.

Item 9.01	Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Memorandum and Articles of Association of RVL Pharmaceuticals plc
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVL PHARMACEUTICALS PLC

Dated: January 18, 2022	By:	/s/ Brian Markison
Brian Markison Chief Executive Officer